SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 7, 2000


                              SILICON GAMING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         California                    0-28294                   77-0357939
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


               2800 W. Bayshore Road, Palo Alto, California 94303
          ------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (650) 842-9000


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

On February 7, 2000, Silicon Gaming, Inc. (the "Company") filed a Certificate of Amendment of its Articles of Incorporation with the Secretary of State of California. The amendment was approved and adopted by a written consent action by holders of greater than a majority of the outstanding voting common stock of the Company. The amendment increased the number of authorized shares of common stock of the Company from 50,000,000 to 750,000,000. Details of the amendment were disclosed in a 14C Information Statement delivered to shareholders on January 10, 2000 and filed with the Securities and Exchange Commission on January 7, 2000.

A copy of the Certificate of Amendment of the Articles of Incorporation is filed as an Exhibit to this report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   Exhibit No      Description
   ----------      -----------

      3.1          Certificate of Amendment of Articles of Incorporation

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             SILICON GAMING, INC.



Date:  February 14, 2000                      By: /s/ Andrew Pascal
                                                  -----------------
                                                  Andrew Pascal
                                                  Chief Executive Officer
                                                  and President

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